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                                KEY MUTUAL FUNDS

                              KEYCHOICE GROWTH FUND

                         KEYCHOICE MODERATE GROWTH FUND

                        KEYCHOICE INCOME AND GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER 16, 1996


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Key Mutual Funds for KeyChoice Growth Fund, KeyChoice Moderate Growth Fund, and KeyChoice Income and Growth Fund, dated December 16, 1996, as supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus for the KeyChoice Growth Fund, KeyChoice Moderate Growth Fund, and KeyChoice Income and Growth Fund. A copy of the Prospectus may be obtained by writing to Key Mutual Funds at P.O. Box 8527, Boston, MA 02266-8527, or by telephoning toll free 800-KEY-FUND or 800-539-3863.


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                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES                                          3
  Additional Information on Fund Investments                                3
  Additional Information Regarding Certain of the
    Proprietary Portfolios' Investments                                     6

INVESTMENT RESTRICTIONS OF THE FUNDS                                       23

PORTFOLIO TURNOVER                                                         26

MANAGEMENT OF THE FUNDS                                                    26

MANAGEMENT OF THE PROPRIETARY PORTFOLIOS                                   29

SECURITY HOLDERS                                                           31

THE INVESTMENT ADVISER OF THE FUNDS                                        31
  The Investment Advisers of the Proprietary Portfolios                    33

ADMINISTRATOR OF THE FUNDS                                                 38

EXPENSES, DISTRIBUTOR AND DISTRIBUTION PLAN                                40

SHAREHOLDER SERVICING PLAN                                                 41

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
  DISBURSING AGENT                                                         42

PERFORMANCE INFORMATION                                                    42

PORTFOLIO TRANSACTIONS AND BROKERAGE                                       45

PURCHASE, REDEMPTION AND PRICING                                           47

FEDERAL INCOME TAXES                                                       48

ADDITIONAL INFORMATION                                                     52

INDEPENDENT ACCOUNTANTS AND REPORTS                                        53

COUNSEL                                                                    53

APPENDIX A                                                                 54



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                       INVESTMENT OBJECTIVES AND POLICIES


         Key Mutual Funds, formerly known as SBSF Funds, Inc. (the "Company") is a professionally managed, no-load, open-end series investment company consisting of several different portfolios, three of which (each a "Fund" and, collectively, the "Funds") are described in this Statement of Additional Information. Each Fund is a separately managed, diversified mutual fund with its own investment objective and policies. The Funds have no sales loads, redemption fees or exchange fees. Each Fund has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among funds of Key Mutual Funds ("KeyFunds" or "KMF") and The Victory Portfolios ("VP") (collectively, the "Proprietary Portfolios"). The Funds also may invest a portion of their assets in shares of investment companies that are not part of the same group of investment companies as Key Funds (the "Other Portfolios"). (Proprietary Portfolios and Other Portfolios are sometimes referred to herein as "Underlying Portfolios.")

         The three Funds and their investment objectives are:

KEYCHOICE GROWTH FUND

         The investment objective of the KeyChoice Growth Fund (the "Growth Fund") is to seek to provide growth of capital. The Growth Fund seeks to achieve its objective by allocating its assets primarily among Underlying Portfolios that invest in equity securities.

KEYCHOICE MODERATE GROWTH FUND

         The investment objective of the KeyChoice Moderate Growth Fund (the "Moderate Growth Fund") is to seek to provide growth of capital combined with a moderate level of current income. The Moderate Growth Fund seeks to achieve its objective by allocating its assets primarily among Underlying Portfolios that invest in equity securities and, to a lesser extent, fixed income securities.

KEYCHOICE INCOME AND GROWTH FUND

         The investment objective of the KeyChoice Income and Growth Fund (the "Income and Growth Fund") is to seek to provide current income combined with moderate growth of capital. The Income and Growth Fund seeks to achieve its objective by allocating its assets primarily among Underlying Portfolios that invest in fixed income securities and, to a lesser extent, equity securities.

ADDITIONAL INFORMATION ON FUND INVESTMENTS

         The Investment Company Act of 1940, as amended (the "1940 Act") permits the Funds to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act) as the Company, provided that certain limitations are observed. Generally, these limitations require that a fund of funds (a) limit its investments to shares of other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act) as the fund of funds, government securities




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and short-term paper; (b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders of the fund of funds; and (c) do not invest in other funds of funds. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "Commission), the Funds may invest in investment portfolios of KMF and of VP (the "Proprietary Portfolios") and in shares of non-proprietary mutual funds (the "Other Portfolios") that are not part of the same group of investment companies as the Funds. During an interim period immediately following commencement of operations, and pending the approval of the Company's Board of Directors to increase the percentage of a Fund's assets that may be invested in Other Portfolios, each Fund will limit its investments in Other Portfolios to a range of 0-5% of total assets, at the time of purchase. It is anticipated that, at the conclusion of the interim period, the approval of the Board of Directors will be sought to increase the percentage of total assets that each Fund may invest in Other Portfolios to 15-20% (at the time of purchase). A Fund and its affiliates, collectively, may acquire no more than 3% of the total outstanding stock of any Other Portfolio.

         Because of their investment objectives and policies, the Funds will concentrate (i.e. invest 25% or more of their total assets) in the mutual fund industry. In addition, a Fund may invest in a Proprietary Portfolio or Other Portfolio (collectively, the "Underlying Portfolios") which concentrates 25% or more of its total assets in any one industry. Investments by a Fund in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in repurchase agreements collateralized by the foregoing equalling 25% or more of the Fund's total assets will not be considered "concentration" by such Fund in the industry of the issuer(s) of such securities.

         The Prospectus more fully addresses the subject of each Fund's and each Proprietary Portfolio's investment objectives, as well as the investment policies that the Funds apply in seeking to meet those objectives. The following disclosures will supplement that information more specifically by detailing the types of securities and other instruments in which the Proprietary Portfolios may invest, the strategies behind, and the risks associated with, such investing. Note that there can be no assurance given that the respective investment objectives of the Funds or the Proprietary Portfolios will be achieved.

KEYFUNDS:
         SBSF Fund. The SBSF Fund's investment objective is to seek a high total return over the long-term consistent with reasonable risk. In seeking its objective, the SBSF Fund will invest primarily in common stocks which, in the opinion of its adviser, have the potential for capital appreciation in excess of market averages during periods of market strength while attempting to preserve capital during periods of market weakness.


         SBSF Capital Growth Fund. The SBSF Capital Growth Fund's investment objective is to seek capital appreciation. The SBSF Capital Growth Fund seeks to achieve its objective by investing in equity securities of companies which its adviser believes are likely to have rapid growth in earnings or cash flow. The SBSF Capital Growth Fund will invest primarily in the securities of small to medium capitalization companies.

         SBSF Convertible Securities Fund. The SBSF Convertible Securities Fund's investment objective is to seek a high level of current income together with long-term capital appreciation. The SBSF Convertible Securities Fund will invest primarily in



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convertible bonds, corporate notes, convertible preferred stocks and other securities convertible into common stock.

VICTORY PORTFOLIOS:

         Value Fund. The Value Fund seeks to provide long-term growth of capital and dividend income. The fund pursues this objective by investing primarily in a diversified group of common stocks with an emphasis on companies with above average total return potential.

         Diversified Stock Fund. The Diversified Stock Fund seeks to provide long-term growth of capital. The fund pursues this investment objective by investing primarily in common stocks and securities convertible into common stocks issued by established domestic and foreign companies.

         Growth Fund. The Growth Fund seeks to provide long-term growth of capital. The fund pursues this objective by investing primarily in common stocks of issuers listed on a nationally recognized exchange with an emphasis on companies with superior prospects for long-term earnings growth and price appreciation.

         Special Value Fund. The Special Value Fund seeks to provide long-term growth of capital and dividend income. The fund pursues this objective by investing primarily in common stocks of small and medium-sized companies listed on a nationally recognized exchange with an emphasis on companies with above average total return potential.

         Special Growth Fund. The Special Growth Fund seeks capital appreciation. The fund pursues this investment objective by investing primarily in equity securities of companies that have market capitalizations of $750 million or less at the time of purchase.

         International Growth Fund. The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk. The fund pursues this objective by investing primarily in equity securities of foreign corporations, most of which will be denominated in foreign currencies.

         Government Mortgage Fund. The Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal. The fund pursues this objective by investing exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         Investment Quality Bond Fund. The Investment Quality Bond Fund seeks to provide a high level of income. The fund pursues this objective by investing primarily in investment-grade bonds issued by corporations and the U.S. Government and its agencies or instrumentalities.

         Fund For Income. The Fund For Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The fund pursues this objective by investing primarily in selected mortgage-related securities.

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         Intermediate Income Fund. The Intermediate Income Fund seeks to provide a high level of income. The fund pursues this objective by investing in debt securities issued by corporations and the U.S. Government and its agencies and instrumentalities.

         Limited Term Income Fund. The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal. The fund pursues this objective by investing in a portfolio of high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based on remaining maturities.

         Financial Reserves Fund. The Financial Reserves Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The fund pursues this objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.
The fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, and shares of the fund are offered at net asset value.

OTHER INVESTMENTS

         Short-Term Obligations. Normally, each of the Funds will be predominantly invested in shares of other mutual funds. Under certain circumstances, however, a Fund may invest in short-term obligations. To the extent that a Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high quality liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days and debt obligations backed by the full faith and credit of the U.S. Government. These instruments are described below in the section of this Statement of Additional Information describing the permissible investments of the Proprietary Portfolios.

ADDITIONAL INFORMATION REGARDING CERTAIN OF THE PROPRIETARY PORTFOLIOS' INVESTMENTS

         The following policies supplement the descriptions of the investment objectives and policies of the Proprietary Portfolios as set forth above and in the Prospectus.

         Bankers' Acceptances and Certificates of Deposit. Certain of the Proprietary Portfolios may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earn a specified return.



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         Certain of the Proprietary Portfolios also may invest in Eurodollar
Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit insured by Canadian offices of major Canadian Banks.

         LOWER-RATED DEBT SECURITIES. Certain of the Proprietary Portfolios may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

         While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

         The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.

         If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Proprietary Portfolio's Board, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Proprietary Portfolio's ability to sell these securities.

         Since the risk of default is higher for lower-rated debt securities, the Proprietary Portfolio's research and credit analysis are an especially important part of managing securities of this type held by the Proprietary Portfolio. In considering investments for the Proprietary Portfolio, its investment adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Proprietary Portfolio's investment adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         A Proprietary Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Proprietary Portfolio's shareholders.

         Commercial Paper. Certain of the Proprietary Portfolios may purchase rated or unrated commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations, banks, broker-dealers and other entities. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Variable Amount Master Demand Notes. Certain of the Proprietary Portfolios may purchase variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Proprietary Portfolio may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Proprietary Portfolio to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and a Proprietary Portfolio could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Proprietary Portfolios' investment adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Proprietary Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Proprietary Portfolio's investment policies, a variable amount master demand note will be deemed to have a



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maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Foreign Investment. Certain of the Proprietary Portfolios may invest in securities issued by foreign issuers. Such investments may subject a Proprietary Portfolio to investment risks that differ in some respects from those associated with investments in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Permissible investments include obligations or securities of foreign issuers (including, in certain cases, American Depositary Receipts), foreign branches of U.S. banks and of foreign banks.

         U.S. Government Obligations. Certain of the Proprietary Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Proprietary Portfolio will invest in obligations of such agencies and instrumentalities only when its investment adviser believes that the credit risk with respect thereto is minimal. U.S. Government obligations are subject to interest rate risks.

         Securities Lending. Certain of the Proprietary Portfolios may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. Generally, a Proprietary Portfolio must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Proprietary Portfolio. During the time portfolio securities are on loan, the borrower will pay the Proprietary Portfolio any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by a Proprietary Portfolio or the borrower at any time. While a Proprietary Portfolio will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. A Proprietary Portfolio will only enter into loan arrangements with broker-dealers, banks or other institutions which its investment adviser has determined are creditworthy under guidelines established by its Board of Directors or Trustees.


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         Variable and Floating Rate Notes. Certain of the Proprietary Portfolios
may acquire variable and floating rate notes, subject to the Proprietary Portfolio's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; unrated variable and floating rate notes purchased by a Proprietary Portfolio will generally only be those determined by its investment adviser, under guidelines established by KMF or VP, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Proprietary Portfolio's investment policies. In making such determinations, its investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Proprietary Portfolio, the Proprietary Portfolio may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Proprietary Portfolio to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Proprietary Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes may have maturities of more than one year, as follows:

         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by a Proprietary Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by a Proprietary Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by a Proprietary Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by a Proprietary Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

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         Certain of the following investments may be considered to be derivative securities:

         Forward Foreign Currency Contracts. Certain of the Proprietary Portfolios may purchase and sell forward foreign currency contracts. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. Generally, a Proprietary Portfolio may purchase and sell forward foreign currency contracts (a) to hedge against foreign exchange risk arising from the Proprietary Portfolio's investment or anticipated investment in securities denominated in foreign currencies; and (b) to attempt to minimize the risk to the Proprietary Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency contract (a "forward contract") is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than one year), which is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While a Proprietary Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Proprietary Portfolio than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Proprietary Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Proprietary Portfolio. Such imperfect correlation may prevent the Proprietary Portfolio from achieving the intended hedge or expose the Proprietary Portfolio to the risk of currency exchange loss.

         Certain of the Proprietary Portfolios also may purchase and sell options on foreign currencies and foreign currency futures contracts and related options. (See "Options on Foreign Currencies" and "Currency Futures" in this Statement of Additional Information.)

         Generally, a Proprietary Portfolio will hold cash, cash equivalents or U.S. Government securities and other liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the consummation of the forward contract, a Proprietary Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If the Proprietary Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Proprietary Portfolio into such currency. If the Proprietary Portfolio engages in an offsetting transaction, the Proprietary Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Proprietary Portfolio may suffer a loss. In addition, a Proprietary Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by its investment adviser.

         It should be realized that this method of protecting the value of the Proprietary Portfolios' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.




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         Options on Securities and Indexes. Certain of the Proprietary
Portfolios may purchase and sell ("write") call options on securities and indexes. Similarly, certain of the Proprietary Portfolios may purchase and write put options on securities and indexes.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) Options in which certain of the Proprietary Portfolios may invest generally will be issued by the Options Clearing Corporation and listed on a national securities exchange; some Proprietary Portfolios may invest in options traded in the over-the-counter market.

         Certain of the Proprietary Portfolios may write "covered" call and put options. A call option on a security is "covered" if the Proprietary Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Proprietary Portfolio. A call option on an index is covered if the Proprietary Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option also is covered if the Proprietary Portfolio owns a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Proprietary Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Proprietary Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option also is covered if the Proprietary Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Proprietary Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by a Proprietary Portfolio expires, the Proprietary Portfolio realizes a gain equal to the premium received at the time the option was written. If an option purchased by a Proprietary Portfolio expires unexercised, the Proprietary Portfolio realizes a loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Proprietary Portfolio desires.

         A Proprietary Portfolio will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Proprietary Portfolio will realize a loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Proprietary Portfolio will realize a loss. The principal factors affecting the market value of a put or call option include the supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by a Proprietary Portfolio is an asset of the Proprietary Portfolio. The premium received for an option written by a Proprietary Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         The staff of the Securities and Exchange Commission has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid.

         Risks Associated with Options on Securities and Indexes. The purchase and writing of options involves certain risks. The writer of the option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Proprietary Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, the Proprietary Portfolio will lose its entire investment in the option. If a Proprietary Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. Furthermore, during the option period, the covered call writer has, in return for the premium received for the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. In addition, except to the extent that a call option on an index written by a Proprietary Portfolio is covered by an option on the same index purchased by the Proprietary Portfolio, movements in the index may result in a loss to the Proprietary Portfolio.

         There can be no assurance that a liquid market will exist when a Proprietary Portfolio seeks to close out an option position. Additionally, if trading restrictions or suspensions are imposed on the options markets, a Proprietary Portfolio may be unable to close out a position. The writing of call options could result in increases in a Proprietary Portfolio's portfolio turnover rate, particularly during periods when market prices of the underlying securities appreciate.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Moreover, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

         Options on Foreign Currencies. Certain of the Proprietary Portfolios may purchase and sell ("write") put and call options on foreign currencies, either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Proprietary Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Certain Proprietary Portfolios may purchase and sell options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Proprietary Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Proprietary Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Proprietary Portfolio's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Proprietary Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Proprietary Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Proprietary Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the Proprietary Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Proprietary Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         Certain Proprietary Portfolios also may write options on foreign currencies for hedging purposes. For example, if a Proprietary Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Proprietary Portfolio.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Proprietary Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Proprietary Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Proprietary Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by a Proprietary Portfolio is "covered" if the Proprietary Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Proprietary Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Proprietary Portfolio in cash and liquid high grade debt securities in a segregated account with its custodian.

         Futures Transactions. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price in a future month. Certain of the Proprietary Portfolios may enter into contracts for the future delivery of securities, stock index futures contracts and futures contracts based on foreign currencies. Some Proprietary Portfolios also may use foreign currency futures contracts and related options for the purpose of hedging against changes in currency exchange rates or to enhance returns.

         Certain of the Proprietary Portfolios also may purchase and write put and call options on futures contracts of the type into which such Proprietary Portfolio is authorized to enter and may engage in related closing transactions. In the United States, futures on securities, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, certain of the Proprietary Portfolios also may enter into futures contracts traded on foreign futures exchanges as long as trading on the aforesaid foreign futures exchanges does not subject the Proprietary Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies.

         When a purchase or sale of a futures contract is made by a Proprietary Portfolio, the Proprietary Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin requirement may be as low as 2% or less of a contract's face value. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Proprietary Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Proprietary Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Proprietary Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Proprietary Portfolio pays or receives cash, called "daily settlement," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Proprietary Portfolio but is instead a settlement between the Proprietary Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Proprietary Portfolio will mark to market its open futures positions.

         A Proprietary Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Proprietary Portfolio.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Proprietary Portfolio will usually be liquidated in this manner, a Proprietary Portfolio may instead make or take delivery of underlying securities (or currencies) whenever it appears economically advantageous to the Proprietary Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for the equity securities.

         Currency Futures. Certain of the Proprietary Portfolios may purchase and sell futures contracts on foreign currencies. A sale of a currency futures contract creates an obligation by the Proprietary Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by the Proprietary Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Proprietary Portfolio may sell a currency futures contract if its investment adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Proprietary Portfolio's securities denominated in such currency. If the investment adviser anticipates that exchange rates will rise, the Proprietary Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Proprietary Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by the Proprietary Portfolio, the Proprietary Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Proprietary Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Proprietary Portfolio, the Proprietary Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Proprietary Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Proprietary Portfolio realizes a loss.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Proprietary Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that an investment adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         Options on Futures. For bona fide hedging and other appropriate risk management purposes, certain of the Proprietary Portfolios purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. The writer of an option on a futures contract, unlike the holder, is subject to initial margin and variation margin requirements on the option position.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Proprietary Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Proprietary Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Proprietary Portfolio's portfolio against the risk of declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Proprietary Portfolio is not fully invested. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Proprietary Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Proprietary Portfolio writes options on futures contracts, the Proprietary Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Proprietary Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Proprietary Portfolio. If the option is exercised, the Proprietary Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Proprietary Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Proprietary Portfolio's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Proprietary Portfolio writes a put option on a futures contract on securities related to securities that the Proprietary Portfolio expects to acquire and the market price of such securities increases, the net cost to a Proprietary Portfolio of the securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Proprietary Portfolio's purchase price upon exercise may be greater than the price at which the securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Proprietary Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. A Proprietary Portfolio will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

         Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. In general, the Proprietary Portfolios permitted to engage in transactions in futures contracts and related options will do so only for bona fide hedging and other appropriate risk management purposes, and not for speculation. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Proprietary Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Proprietary Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         Certain additional limitations on a Proprietary Portfolio's engaging in futures transactions and related options, including asset coverage and segregation requirements, are included in the relevent Proprietary Portfolios' prospectuses and/or statements of additional information.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Proprietary Portfolio may enter into futures or futures options. See "Federal Income Taxes."

         Risks Associated With Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Proprietary Portfolio's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at the time when a Proprietary Portfolio seeks to close out a futures or futures option position, and that Proprietary Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Proprietary Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         Securities of Other Investment Companies. Certain of the Proprietary Portfolios may invest up to 5% of their assets in the securities of any one investment company, but may not own more than 3% of the total outstanding securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order issued by the Commission, certain of the Proprietary Portfolios may invest in the money market funds of other investment companies advised by Key Advisers or its affiliates. The adviser to a Proprietary Portfolio will waive its fee with respect to assets of the Proprietary Portfolio invested in a money market fund that it or its affiliate advises. Because such other investment companies employ an investment adviser, such investment by a Proprietary Portfolio will cause shareholders to bear duplicative fees, such as management fees, to the extent advisory fees are not waived by the investment adviser to the Proprietary Portfolio.

         Repurchase Agreements. Securities held by certain of the Proprietary Portfolios may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Proprietary Portfolio would generally acquire securities from financial institutions or registered broker-dealers deemed creditworthy by its investment adviser pursuant to guidelines adopted by the Directors/Trustees of the relevant investment company, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on the repurchase obligation or become insolvent, the Proprietary Portfolio holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Proprietary Portfolio is delayed pending court action.

         Reverse Repurchase Agreements. Certain of the Proprietary Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Proprietary Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Proprietary Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with such Proprietary Portfolio's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Proprietary Portfolio may decline below the price at which the Proprietary Portfolio is obligated to repurchase the securities.

         "When-Issued" Securities. Certain of the Proprietary Portfolios may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. When a Proprietary Portfolio agrees to purchase securities on a "when-issued" basis, the Proprietary Portfolio's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Proprietary Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Proprietary Portfolio's commitment. It may be expected that any such Proprietary Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. To the extent cash is set aside in a separate account, it will not be available for new investment or to meet redemptions.

         When a Proprietary Portfolio engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Proprietary Portfolio incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Proprietary Portfolios do not intend to purchase "when-issued" securities for speculative purposes, but only in furtherance of their investment objectives.

         Receipts. Certain of the Proprietary Portfolios may purchase separately traded interest and principal component parts of bills, notes and bonds issued by the U.S. Treasury that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

         STRIPS, CUBES, TRs, TIGRs AND CATs are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.

         Mortgage-Backed Securities. Certain of the Proprietary Portfolios may purchase mortgage-backed securities. Mortgage-backed securities are securities issued or guaranteed by agencies or instrumentalities of the U.S. Government and non-government entities such as banks, mortgage lenders or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and certain of the Proprietary Portfolios may invest in them if their respective advisers determine they are consistent with the respective Proprietary Portfolio's investment objective and policies.

         The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences include more frequent interest and principal payments, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, a Proprietary Portfolio may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change the security's market value and its yield to maturity. When interest rates fall, high prepayments could force a Proprietary Portfolio to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for a Proprietary Portfolio to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allow a Proprietary Portfolio to reinvest at increased interest rates. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes (and greater risk) than government issues.

         The yield which will be earned on mortgages-backed securities may vary from their coupon rates for the following reasons: (i) certificates may be issued at a premium or discount, rather than at par; (ii) certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the certificates; and (iv) the actual yield of each certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Proprietary Portfolio.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans or mortgage pass-through securities.

         A common type of SMBS is structured so that one class recieves some of the interest and most of the principal from the mortgage loans or mortgage pass-through securities, while the other class recieves most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Proprietary Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancing, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the investment adviser to a Proprietary Portfolio and used for the purpose of determining the average weighted maturity and duration of the Proprietary Portfolio.

         Collateralized Mortgage Obligations. Certain of the Proprietary Portfolios may invest in mortgage-related securities which may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provided for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential prepayments.

         Nevertheless, principal prepayments on an underlying mortgage pool may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

         The investment policies of the Proprietary Portfolios set forth above may be changed or altered by the Boards of Directors/Trustees of the respective Proprietary Portfolios, except to the extent they are stated to be fundamental. Moreover, the foregoing description of investment policies and practices of the Proprietary Portfolios is not and does not purport to be a complete description of all investment policies, practices and techniques of all of the Proprietary Portfolios. Information concerning other securities in which the Proprietary Portfolios may purchase or hold, other investment practices and techniques in which the Proprietary Portfolios may engage, and applicable parameters on such investment policies, practices and techniques, is included in such Portfolios' prospectuses and statements of additional information. Such securities, practices and techniques include, among others, participation interests, extendible debt securities, zero coupon bonds, short-term funding agreements, temporary investments, loans and other direct debt, restricted securities, warrants, municipal securities, private placement investments, investment-grade & high quality securities, bonds, notes & debentures of U.S. corporate issuers, international bonds, mortgage-related securities issued by non-governmental entities, real estate mortgage investment conduits, asset-backed securities, eurodollars and "synthetic convertibles." Copies of the prospectuses and statements of additional information of Proprietary Portfolios may be obtained upon request and without charge by calling KeyFunds or VP at 800-KEY-FUND or 800-539-3863. In addition, some or all of the investment practices described above may be followed by the Other Portfolios in which the Funds may invest. The Funds have no control over the investment activities of Other Portfolios. THERE MAY, IN FACT, BE ADDITIONAL INVESTMENT PRACTICES AND UNDERLYING RISKS, NOT DISCUSSED HEREIN, THAT BOTH THE PROPRIETARY PORTFOLIOS AND OTHER PORTFOLIOS MAY ENGAGE IN FROM TIME TO TIME.


                      INVESTMENT RESTRICTIONS OF THE FUNDS

         The following investment restrictions are fundamental policies of each of the Funds and may only be changed if approved by the holders of a majority of the outstanding voting securities of the affected Fund. Under the Investment Company Act of 1940, as amended ("1940 Act") such approval requires the affirmative vote, at a meeting of shareholders of a Fund, of (i) at least 67% of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by represented proxy; or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

         The Funds may not:

         1. Make investments for the purpose of exercising control or management (but this shall not prevent a Fund from purchasing a controlling interest in one or more Underlying Portfolios consistent with its investment objectives and policies).

         2. Purchase or sell physical commodities or commodities contracts (but this shall not prevent a Fund from investing in Underlying Portfolios that purchase or sell options and futures contracts, or from investing in securities or other instruments backed by physical commodities).

          3. Purchase or sell real estate (but this shall not prevent a Fund from investing in Underlying Portfolios that invest in marketable securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

          4. Issue any senior security (as defined in the 1940 Act), except that (a) a Fund may invest in Underlying Portfolios that engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may invest in Underlying Portfolios that may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act; and (d) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act.

          5. Borrow money, except that (a) a Fund may invest in Underlying Portfolios that have the authority to borrow money to the extent pemissible under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may invest in Underlying Portfolios that borrow money from banks for temporary or emergency purposes, including meeting redemption requests, in an amount not exceeding 5% of the lower of market value or the cost of its total assets at the time when the loan is made, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the market value of its assets; and (c) a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 10% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

          6. Lend any security or make any other loan if, as a result, more than 33-1/3% of a Fund's total assets would be lent to other parties, except that a Fund may invest in Underlying Portfolios that lend portfolio securities consistent with their investment objectives and policies, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

          7. Underwrite securities issued by others, except to the extent that a Fund (or an Underlying Portfolio) may be deemed an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.


         The following investment restrictions are non-fundamental and may be changed without a vote of the shareholders of a Fund:

          1. A Fund will not invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation (except for the Proprietary Portfolios), but a Fund may invest in Underlying Portfolios that do so invest.

          2. A Fund will not invest more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of promptly (within seven days), and in the usual course of business at approximately the price at which the Fund has valued it. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A and securities acquired in a transaction or chain of transactions pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under, the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered.

          3. A Fund will not make short sales of securities, other than short sales "against the box," except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

          4. A Fund may not purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, and neither may a Fund invest in Underlying Portfolios that purchase securities on margin.

          5. A Fund will not participate on a joint, or a joint and several, basis in any trading account in securities, except pursuant to a Commission exemptive order or otherwise permitted by the 1940 Act; the "bunching" of orders for the sale or purchase of portfolio securities with other funds advised by the Adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution is not considered participation in a trading account in securities.

         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's net assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, compliance with such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

         Certain Proprietary Portfolios may be subject to undertakings to state securities commissions that are more restrictive than the investment policies described herein and/or in their respective prospectuses and statements of additional information.

         Moreover, notwithstanding the foregoing restrictions, the Proprietary Portfolios and Other Portfolios in which the Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions listed above. The investment restrictions of these Underlying Portfolios are set forth in their respective statements of additional information.

                               PORTFOLIO TURNOVER

         Purchases and sales of securities are made at such times as Key Advisers deems to be in the best interest of the Funds' shareholders without regard to the rate of portfolio turnover, about which there are no restrictions. A Fund may purchase or sell shares of the Underlying Portfolios or other securities to: (a) accommodate purchases and sales of its shares, (b) change the percentage of its assets invested in each of the Underlying Portfolios in response to market conditions, and (c) reallocate and rebalance its assets among the equity, bond and fixed-income securities, money market funds, and cash, and among these Underlying Portfolios within the percentage limits set forth in the Prospectus. From time to time, the Funds may trade in securities for the short term. It is anticipated that the annual portfolio turnover rate of the Growth Fund, Moderate Growth Fund and the Income and Growth Fund each will not exceed 100%. In any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. Portfolio turnover rate is, generally, the percentage computed by dividing the lesser of purchases or sales by the average daily net assets of the portfolio for the time period. High portfolio turnover may involve correspondingly higher brokerage commission expenses which are borne directly by the Funds. In addition, the effect of engaging in options transactions may be to increase portfolio turnover.

                             MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

         Conflicts of Interest. The Directors and officers of KMF are subject to conflicts of interest in managing both the Funds described here and some of the underlying Proprietary Portfolios. This conflict is most evident in the Board's supervision of Key Advisers. Key Advisers and certain of its affiliates may provide services to, and receive fees from, not just the Funds, but also some of the Proprietary and Other Portfolios. Their selection of investments and allocation of Fund assets will be continuously and closely scrutinized by the Board in order to avoid even the appearance of improper practices. It is possible, however, that a situation might arise where one course of action for a Fund would be detrimental to a Proprietary Portfolio, or vice versa. In that unlikely event, the Directors and officers of KMF will exercise good business judgment in upholding their fiduciary duties to each set of funds. Thus, such conflicts, if any, can be minimized.

         Officers and employees of Key Advisers are not permitted to serve as officers or directors of KMF due to certain regulatory restrictions imposed on banking organizations and their subsidiaries. See "Investment Adviser and Administrator" below. The persons who have been elected to serve as officers and directors of KMF, their position with KMF and their principal occupations during the last five years are set forth below:


NAME, AGE, ADDRESS AND PRINCIPAL                                                             POSITION(S) HELD
OCCUPATION DURING PAST FIVE YEARS                                                            WITH KEYFUNDS
---------------------------------                                                            -------------
EDWARD P. CAMPBELL, Age: 46.  28601 Clemens                                                     Director
     Road, Westlake, Ohio 44145.  From July 1996 to present, President and
     Chief Operating Officer of Nordson Corporation (manufacturer of application equipment); from March 1994 to July 1996, Executive Vice President and
     Chief Operating Officer of Nordson Corporation; from May 1988 to March
     1994, Vice President of Nordson Corporation; from 1987 to December 1994, member of the Supervisory Committee of Society's Collective Investment
     Retirement Fund; from May 1991 to August 1994, Trustee, Financial Reserves
     Fund and from May 1993 to August 1994, Trustee, Ohio Municipal Money Market
     Fund; Trustee of the Victory Portfolios.

EUGENE J. MCDONALD, Age: 62.  2200 West Main Street,                                            Director
     Suite 1000, Durham, North Carolina 27705.  Executive Vice President for
     Asset Management of Duke University and President of Duke Management Co.;
     Director of Central Carolina Financial Corp. and Sphinx Pharmaceuticals,
     Inc.

FRANK A. WEIL, Age: 64.  147 E. 47th Street, New York,                                          Non-Executive
     New York 10017.  Chairman and Chief Executive Officer                                      Chairman and
     of Abacus & Associates, Inc. (private investment firm).                                    and Director
     Chairman of the Council for Excellence in Government and Director and
     President of the Norman and Hickrill Foundations.

*LEIGH A. WILSON, Age: 51.  53 Sylvan Road N.,                                                  President  and Director
     Westport, CT 06880.  From 1989 to present, Chairman and Chief Executive
     Officer of Glenleigh International Limited (merchant bank); from
     1993 to present, President of The Victory Funds.  Currently,
     Principal of New Century Living, Inc.; Director of Chimney Rock Vineyard
     and President of Chimney Rock Winery; and Trustee of The Victory
     Portfolios mutual fund complex.  Previously, Chief Executive Officer,
     Paribas North America and Paribas Corporation.

WILLIAM B. BLUNDIN, Age: 57.  125 West 55th Street,                                             Vice President
     New York, NY 10019.  Senior Vice President, BISYS.

SCOTT A. ENGLEHART, Age: 34.  3435 Stelzer Road,                                                Vice President
     Columbus, Ohio 43219.  Vice President of Client Services,                                  and Assistant
     BISYS Fund Services, Inc. (October 1990 to present).                                       Secretary


NAME, AGE, ADDRESS AND PRINCIPAL                                                             POSITION(S) HELD
OCCUPATION DURING PAST FIVE YEARS                                                            WITH KEYFUNDS
---------------------------------                                                            -------------
KEVIN L. MARTIN, Age: 35.  3435 Stelzer Road, Columbus, Ohio 43219.                             Treasurer
     Vice President of Accounting Services, BISYS Fund
     Services, Inc.  (February 1996 to present); Senior Manager at Ernst &
     Young (1984 to February 1996).

KAREN A. DOYLE, Age: 39.  125 West 55th Street, New York, NY 10019.                             Secretary
     Director of Client Services, BISYS Fund Services, Inc.,
     (October 1994 to present); Assistant Treasurer at The Bank of New York
     (April 1979 to October 1994).

ROBERT L. TUCH, Age: 45.  3435 Stelzer Road, Columbus, Ohio  43219.                             Assistant
     Employee of BISYS Fund Services, Inc. (June 1991 to present).                              Secretary

ALAINA V. METZ, Age: 29.  3435 Stelzer Road, Columbus, Ohio  43219.                             Assistant
     Chief Administrator, Administrative and Regulatory Services, BISYS                         Secretary
     Fund Services Limited Partnership (June 1995 to present); Supervisor,
     Mutual Fund Legal Department, Alliance Capital Management (May 1989
     to June 1995).

* Mr. Wilson is an "interested person" of the Company solely by reason of his position as President.


         Directors who are not "interested persons" of either an investment adviser to or principal underwriter for KeyFunds receive an annual fee of $7,500 plus $750 per meeting of the Board of Directors attended and reasonable out-of-pocket expenses incurred in connection with attending such meetings. Each Director who is an "interested person" of either an investment adviser to or principal underwriter for KeyFunds does not receive any compensation from the Company.


                                                         AGGREGATE
                                                        COMPENSATION
                                                        FROM KEYFUNDS                       TOTAL
                                                        FOR THE FISCAL                    COMPENSATION
                                                         YEAR ENDED                     FROM THE KEYFUNDS/
NAME                                                  NOVEMBER 30, 1996                VICTORY FUND COMPLEX
----                                                  -----------------                --------------------

Edward P. Campbell                                          $11,250                       $50,250(1)
Eugene J. McDonald                                          $11,250                       $11,250(2)
Frank A. Weil                                               $11,250                       $11,250(2)
Leigh A. Wilson                                             $11,250                       $50,250(1)

(1) These amounts include compensation received from KeyFunds and The Victory Portfolios. There were 24 operating portfolios in the KeyFunds/Victory "Fund Complex" from which Messrs. Campbell and Wilson received compensation.

(2) Total compensation paid with respect to service on the Board of Directors of KMF only.

                    MANAGEMENT OF THE PROPRIETARY PORTFOLIOS

         The Funds are shareholders in the Proprietary Portfolios. A brief description of the management of KeyFunds and VP is set forth below.

KEY MUTUAL FUNDS' DIRECTORS AND OFFICERS:

         The persons who have been elected to serve as officers and directors of KeyFunds, their position(s) with KeyFunds and their principal occupations during the last five years are identical to the information listed immediately above for the Funds.

VICTORY PORTFOLIOS' BOARD OF TRUSTEES:

         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to actively supervise its day-to-day operations.

         The Trustees of the Victory Portfolios, their addresses, ages and their principal occupations during the past five years are as follows:

                                                                                                   POSITION(S)
                                                                                                   HELD WITH
NAME, AGE, ADDRESS AND PRINCIPAL                                                                   THE VICTORY
OCCUPATION DURING PAST FIVE YEARS                                                                  PORTFOLIOS
---------------------------------                                                                  ----------
*LEIGH A. WILSON, Age: 51. 53 Sylvan Road N., Westport, CT 06880.  From 1989 to                    Trustee and
     present, Chairman and Chief Executive Officer of Glenleigh International                      President
     Limited (merchant bank); from 1993 to present, President of The Victory
     Funds and of KeyFunds and Director of KeyFunds. Currently, Principal
     of New Century Living, Inc.;  Director of Chimney Rock Vineyard and
     President of Chimney Rock Winery; and Director of Key Mutual Funds;
     Previously, Chief Executive Officer, Paribas North America and Paribas
     Corporation.

ROBERT G. BROWN, Age: 73.  3239 Bremerton Road, Pepper Pike, OH  44124. Retired                    Trustee
     from October 1983 to November 1990, President Cleveland Advanced
     Manufacturing Program (non-profit corporation engaged in regional economic development).

EDWARD P. CAMPBELL, Age: 46.  Nordson Corporation, 28601 Clemens Road, Westlake,                   Trustee
     OH 44145.  From July 1996 to present, President and Chief Operating Officer of Nordson Corporation (manufacturer of application equipment); from March
     1994 to July 1996, Executive Vice President and Chief Operating Officer of
     Nordson Corporation; from May 1988 to March 1994, Vice President of Nordson
     Corporation; from 1987 to December 1994, member of the Supervisory
     Committee of Society's Collective Investment Retirement Fund; from May 1991 to August 1994, Trustee, Financial Reserves Fund and from May 1993 to
     August 1994, Trustee, Ohio Municipal Money Market Fund; Director of Key
     Mutual Funds.

DR. HARRY GAZELLE, Age: 69.  17822 Lake Road, Lakewood, Ohio 44107. Retired                        Trustee
     radiologist, Drs. Hill and Thomas Corp.; Trustee, The Victory Funds.

STANLEY I. LANDGRAF, Age: 71.  41 Traditional Lane, Loudonville, NY  12211.                        Trustee
     Retired; currently, Trustee, Rensselaer Polytechnic Institute; Director,
     Elenel Corporation and Mechanical Technology, Inc.; Member, Board of
     Overseers,

                                                                                                   POSITION(S)
                                                                                                   HELD WITH
NAME, AGE, ADDRESS AND PRINCIPAL                                                                   THE VICTORY
OCCUPATION DURING PAST FIVE YEARS                                                                  PORTFOLIOS
---------------------------------                                                                  ----------
     School of Management, Rensselaer Polytechnic Institute; Member, The Fifty
     Group (a Capital Region business organization); Trustee, The Victory
     Funds.

DR. THOMAS F. MORRISSEY, Age: 63.  Weatherhead School of                                           Trustee
     Management, Case Western Reserve University, 10900 Euclid Avenue,
     Cleveland, OH 44106-7234. 1995 Visiting Scholar, Bond University,
     Queensland, Australia; Professor, Weatherhead School of Management, Case
     Western Reserve University; from 1989 to 1995, Associate Dean of
     Weatherhead School of Management; from 1987 to December 1994, Member of the
     Supervisory Committee of Society's Collective Investment Retirement Fund;
     from May 1991 to August 1994, Trustee, Financial Reserves Fund and from May
     1993 to August 1994, Trustee, Ohio Municipal Money Market Fund; Trustee,
     The Victory Funds.

DR. H. PATRICK SWYGERT, Age: 53.  Howard University,                                               Trustee
     2400 6th Street, N.W., Suite 320, Washington, DC 20059.  President,
     Howard University; formerly President, State University of New York at
     Albany; formerly, Executive Vice President, Temple University; Trustee,
     The Victory Funds.

* Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.

                                SECURITY HOLDERS

        The name, address and percentage of ownership of each person who is known by the Registrant to have owned of record or beneficially 5 percent or more of any of the KMF Funds' shares as of November 30, 1996 is:


                                                          SHARES OWNED   (PERCENT OF CLASS)

NAME, ADDRESS AND                                         KEY MONEY              SBSF CONVERTIBLE    SBSF CAPITAL    KEY STOCK
NATURE OF INTEREST                     SBSF FUND          MARKET MUTUAL FUND     SECURITIES FUND     GROWTH FUND     INDEX FUND
-------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co./FBO Cust.                                                     726,680.280
101 Montgomery Street                                                                    12.09%
San Francisco, CA 94104
- Record Owner

MAC & Co.                              354,450.450                                 336,727.561
c/o Mellon Bank                               5.78%                                       5.60%
Mutual Funds Operation
P.O. Box 3198
Pittsburgh, PA 15230-3198
- Record Owner

Brookdale Hospital Medical Center      348,010.159                               1,351,460.064
Linden Blvd At Brookdale Plaza                5.68%                                      22.48%
Brooklyn, NY 11212
- Record Owner

Donaldson, Lufkin & Jenrette Sec.                                                  321,597.603
Mutual Funds Dept.                                                                        5.35%
P.O. Box 2052
Jersey City, NJ 07303-2052
- Record Owner

Norman/Weil Office                                                                 306,515.800
c/o Abacus & Associates                                                                   5.10%
147 East 48th Street
New York, NY 10017
- Beneficial Owner

Key Trust                                                                        2,613,469.655
Attn: Jim Osborne                                                                        70.16%
4990 Tiedeman Road
P.O. Box 93971
Brooklyn, OH 44101
- Record Owner

Richard E. Salomon                                        2,165,123.300
45 Rockerfeller Plaza                                              5.14%
New York, New York 10111
- Beneficial Owner

Summit County Treasurer                                  15,000,000.000
175 South Main Street                                             35.58%
Akron, OH 44308
- Record Owner

Lucas County Treasurer                                    4,005,187.870
One Government Center                                              9.50%
Toledo, OH 43604
- Record Owner

ADP of Roseland Inc.                                      2,204,176.040
1 A.D.P. Blvd                                                      5.23%
Roseland, NJ 07068-1728
- Record Owner

Key Trust Co. of the Northwest                                                                                      58,434.669
Investment Manager for the                                                                                                 5.9%
Totem Resources Corp.
P.O. Box 24908
Seattle, WA 98124
- Beneficial Owner

Foss Maritime Company                                                                                                79,143.75
Attn: Mr. Lane Tanabe                                                                                                      7.9%
660 West Ewing Street
Seattle, WA 98119
- Beneficial Owner

KeyCorp 401(k) Plan                                                                                                561,559.152
127 Public Square                                                                                                         56.4%
Cleveland, OH 44114
- Beneficial Owner



                       THE INVESTMENT ADVISER OF THE FUNDS

         INVESTMENT ADVISER. The investment adviser of the Funds is KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers" or the "Adviser"). Key Advisers was organized as an Ohio Corporation on July 27, 1995 and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. Key Advisers is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc. ("KAMHI"), which is a wholly owned subsidiary of KeyBank National Association ("KeyBank"). KeyBank is a wholly owned subsidiary of KeyCorp, one of the largest financial services holding companies in the United States. As of September 30, 1996, Key Advisers and its affiliates managed approximately $49 billion in assets for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments and high net worth individuals.

         As of September 30, 1996, KeyCorp had an asset base of $65 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the 1994 merger of Society Corporation, the bank holding company of which KeyBank, formerly Society National Bank, was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. KeyCorp's non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing and leasing companies. KeyBank is the lead affiliate bank of KeyCorp, which is headquartered at 127 Public Square, Cleveland, Ohio 44114.

         Pursuant to the Asset Management Agreement between the Company, on behalf of the Funds, and Key Advisers (the "Asset Management Agreement"), dated December 16, 1996, Key Advisers furnishes a continuous investment program for the Funds', conducts investment research, makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds and generally manages and supervises the Funds' investments in accordance with the stated policies of the Funds, subject to the general supervision of the Board of Directors of the Funds.

         Key Advisers continuously monitors the allocation of each Fund's investment in Underlying Portfolios in three distinct investment categories according to certain percentage ranges predetermined by the Directors as follows:


                                                                     MODERATE                INCOME AND
                                          GROWTH FUND               GROWTH FUND              GROWTH FUND
                                          -----------               -----------              -----------

Equity Funds                                70-90%                    50-70%                   30-50%
Bond/Fixed Income Funds                     10-30%                    30-50%                   50-70%
Money Market Funds/Cash                      0-15%                     0-15%                    0-15%


Key Advisers rebalances or reallocates the Funds' investments across Underlying Portfolios as market conditions warrant. All reallocations are expected to occur within the above-described ranges.

         The selection of the Proprietary Portfolios in which the Growth Fund, Moderate Growth Fund and Income and Growth Fund will invest, as well as the percentage of assets which can be invested in each type of underlying mutual fund, are not fundamental investment policies and can be changed without the approval of a majority of the respective Fund's shareholders. Any changes to the percentage ranges shown above for allocation across types of Underlying Portfolios or for allocation in Proprietary Portfolios and Other Portfolios requires the approval of the Company's Board of Directors. Investors desiring more information on a Proprietary Portfolio listed above may call KeyFunds and Victory Portfolios at 800-KEY-FUND to request a prospectus, which is available without charge. The selection of the Other Portfolios also is within the Adviser's discretion.

         Changes in the value of the Underlying Portfolios may affect cash income, if any, derived from these investments and will affect a Fund's net asset value. Because each Fund invests primarily in other mutual funds, which fluctuate in value, the Funds' shares will correspondingly fluctuate in value. Although the Funds normally seek to remain substantially fully invested in the Underlying Portfolios, a Fund may invest temporarily in certain short-term obligations. Such obligations may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. A Fund also may borrow money for temporary or emergency purposes.

         As compensation for the services rendered and related expenses borne by Key Advisers under the Asset Management Agreement, the Funds pay Key Advisers a fee, computed daily and payable monthly, equal to 0.20% per annum of the Fund's average daily net assets.

         Unless sooner terminated, the Asset Management Agreement, provides that it will continue in effect for an initial two-year term and, with respect to each Fund, for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), and, in either case, by a majority of the Directors who are not parties to the Asset Management Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose.

         The Asset Management Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding voting securities of the Fund, or by Key Advisers. The Asset Management Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act.

         The Asset Management Agreement provides that Key Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of its services pursuant to the Asset Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Key Advisers in the performance of its duties, or from reckless disregard by it of either duties or obligations thereunder.

         The Asset Management Agreement also provides that Key Advisers may delegate a portion of its responsibilities to a sub-adviser. In addition, the Asset Management Agreement provides that Key Advisers may render services through its own employees or through the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons that is managed by authorized officers of Key Advisers.

         Due to certain regulatory restrictions on banking organizations and their subsidiaries, employees of Key Advisers are not permitted to serve as officers or directors of the Company.

THE INVESTMENT ADVISERS OF THE PROPRIETARY PORTFOLIOS

         As a shareholder in the Proprietary Portfolios, the Funds will bear their proportionate share of the investment advisory fees paid by those Funds. Set forth below is a description of the investment advisory agreements for each Proprietary Portfolio.

KEYFUNDS

         Spears, Benzak, Salomon & Farrell, Inc. ("Spears"), a New York corporation that is registered as an investment adviser with the Commission, serves as investment adviser to the SBSF Fund, the SBSF Convertible Securities Fund, the SBSF Capital Growth Fund (the "KMF Funds") and Key Money Market
Mutual Fund. Spears is a wholly owned subsidiary of KAMHI and is an indirect wholly owned subsidiary of KeyBank, which is wholly owned subsidiary of KeyCorp, one of the largest financial services holding companies in the United States. KeyCorp's principal offices are located at 127 Public Square, Cleveland, Ohio 44114.

         Spears was, at September 30, 1996, investment adviser for assets aggregating in excess of $4.6 billion. In addition to the KMF Funds, Spears' advisory clients include individuals, pension and profit-sharing trusts, partnerships, endowments and foundations. Spears' principal offices are located at 45 Rockefeller Plaza, New York, NY 10111.

         Pursuant to an Investment Advisory Agreement, Spears furnishes a continuous investment program for the KMF Funds, makes the day-to-day investment decisions for the KMF Funds, executes the purchase and sale orders for the portfolio transactions of the KMF Funds and generally manages the KMF Funds' investments in accordance with the stated policies of the KMF Funds, subject to the general supervision of the Board of Directors of the KMF Funds.

         Pursuant to a Sub-Administration Agreement between Spears and BISYS, Spears provides the KMF Funds (and Key Money Market Mutual Fund) with certain sub-administrative and fund accounting services. For its services as sub-administrator, BISYS pays Spears an annual fee of $500,000.

         The persons primarily responsible for the investment management of the KeyFunds are as follows:



           Fund                 Portfolio Manager        Managing Fund Since                     Experience
           ----                 -----------------        -------------------                     ----------

SBSF Fund                    Louis R. Benzak          Commencement of Operations  Principal Portfolio Manager.  Managing
                                                                                  Director and Vice Chairman of Spears
                                                                                  since 1978.

SBSF Fund                    Christopher C. Grisanti  April, 1996                 Co-Portfolio Manager.  Vice President,
                                                                                  Analyst and Portfolio Manager since 1994;
                                                                                  formerly, Attorney with Simpson, Thacher &
                                                                                  Bartlett.

SBSF Capital Growth Fund     Charles G. Crane         Commencement of Operations  Principal Portfolio Manager.  Managing
                                                                                  Director of Spears and has been associated
                                                                                  with Spears since 1988.

SBSF Capital Growth Fund     Annette Longnon Geddes   April, 1996                 Co-Portfolio Manager.  Managing Director
                                                                                  of Spears.  Associated with Spears since
                                                                                  April 1996.  Portfolio Manager with
                                                                                  Steinhardt Management Company during
                                                                                  1995.  Managing Director of Trust Company
                                                                                  of the West from 1987 to 1994.

SBSF Convertible             Louis R. Benzak          Commencement of Operations  Principal Portfolio Manager.  Managing
Securities Fund                                                                   Director and Vice Chairman of Spears
                                                                                  since  1978.

SBSF Convertible             Richard A. Janus         April, 1996                 Co-Portfolio Manager.  Vice President of
Securities Fund                                                                   Spears.  Senior Managing Director and
                                                                                  Chief Investment Officer of Convertible
                                                                                  Securities Investments for Society Asset
                                                                                  Management, Inc. ("Society"), an affiliate
                                                                                  of Spears and an indirect wholly owned


           Fund                 Portfolio Manager        Managing Fund Since                     Experience
           ----                 -----------------        -------------------                     ----------
                                                                                  subsidiary of KeyCorp.  Employed by
                                                                                  Society (including predecessors) since
                                                                                  1977.

SBSF Convertible             James K. Kaesberg        April, 1996                 Co-Portfolio Manager.  Vice President of
Securities Fund                                                                   Spears.  Associated with Society
                                                                                  (including its predecessors) since 1985,
                                                                                  and currently holds the position of Vice
                                                                                  President and Portfolio Manager, Convertible
                                                                                  Securities.




         Under the Investment Advisory Agreement, as compensation for the services rendered and related expenses borne by Spears, the KMF Funds each is obligated to pay Spears a fee, computed daily and payable monthly, equal to 0.75% per annum of each such KMF Fund's average daily net assets. This fee is higher than that paid by most investment companies, although it is believed that this fee is comparable to fees paid by other investment companies with investment objectives comparable to each such KMF Fund. Spears is obligated to reimburse the KMF Funds in the event any Fund's expenses exceed certain prescribed limits. See "Expenses and Distribution Plan."

VICTORY PORTFOLIOS

         KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Victory Portfolios. Key Advisers directs the investment of the VP Funds' assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Funds and is responsible for the purchase and sale of the VP investments.

         Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly owned subsidiary of KAMHI, which is a wholly owned subsidiary of KeyBank, a wholly owned subsidiary of KeyCorp, a financial services holding company. Key Advisers and its affiliates managed approximately $49 billion, as of September 30, 1996, for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

         As of September 30, 1996, KeyCorp had an asset base of $65 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which KeyBank, formerly Society National Bank, was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. KeyCorp's non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. KeyBank is the lead affiliate bank of KeyCorp, which is headquartered at 127 Public Square, Cleveland, Ohio 44114.

         The persons primarily responsible for the investment management of the Victory Portfolios are as follows:


           Fund                 Portfolio Manager        Managing Fund Since                     Experience
           ----                 -----------------        -------------------                     ----------

Victory Value Fund            Judith A. Jones       Commencement of            Portfolio Manager with Society Asset
                                                    Operations                 Management Inc. since 1993; Portfolio Manager
                                                                               with Ameritrust from 1965 to 1992.

Victory Diversified Stock     Lawrence G. Babin     Commencement of            Portfolio Manager with Society Asset
Fund                                                Operations                 Management, Inc. since 1993; Portfolio
                                                                               Manager with Society National Bank since 1981.

Victory Growth Fund           William F. Ruple      June, 1995                 Vice President and Portfolio Manager with
                                                                               Society Asset Management since December,1992;
                                                                               Portfolio Manager with Society National Bank
                                                                               from 1989 to December 1992.

Victory Special Value Fund    Anthony Aveni         Commencement of            Portfolio Manager with Society Asset
                                                    Operations                 Management, Inc. since 1993; Portfolio
                                                                               Manager with Ameritrust from 1981 to 1992.

Victory Special Value Fund    Barbara Myers         June, 1995                 Portfolio Manager with Society Asset
                                                                               Management, Inc. since June, 1994; Portfolio
                                                                               Manager with Duff & Phelps, Inc. from 1989 to
                                                                               June, 1994.

Victory Special Growth Fund   Annette               June, 1996                 Managing Director and Portfolio Manager of Spears.
                              Geddes                                           Associated with Spears since 1996.  Portfolio
                                                                               Manager with Steinhardt Management Company since
                                                                               1995. Managing Director of Trust Company of the
                                                                               West since 1987.

Victory International         Conrad R. Metz        October, 1995              Vice President and Portfolio Manager with
Growth Fund                                                                    Society Asset Management, Inc. since 1995;
                                                                               Senior Vice President, International Equities,
                                                                               with Bailard, Biehl & Kaiser from 1993-1995;
                                                                               Principal, International Portfolio Manager,
                                                                               Vice President and  Analyst with Harris
                                                                               Investment Management from 1983-1993; Assistant
                                                                               Vice President and Investment Officer, Equity
                                                                               Research with National Bank of Detroit from
                                                                               1978-1983.

Victory Government Mortgage   Robert H. Fernald     November, 1994             Vice President and Portfolio Manager for
Fund                                                                           Society Asset Management, Inc., beginning in
                                                                               1993, and for Society National Bank since
                                                                               1992; Portfolio Manager for


           Fund                 Portfolio Manager        Managing Fund Since                     Experience
           ----                 -----------------        -------------------                     ----------

                                                                               Ameritrust Company National Association from
                                                                               1991 to 1992; formerly Vice President of Fairfield
                                                                               Research Corporation.

Victory Investment Quality    Richard T. Heine      Commencement of            Vice President and Portfolio Manager for
Bond Fund                                           Operations                 Society Asset Management, Inc. beginning in
                                                                               1993; Vice President and Portfolio Manager
                                                                               for Society National Bank since 1992; with
                                                                               Ameritrust Company National Association from
                                                                               1973 to 1992.

Victory Fund for Income       Robert H. Fernald     May, 1996                  Vice President and Portfolio Manager for
                                                                               Society Asset Management, Inc., beginning in
                                                                               1993; and for Society National Bank since
                                                                               1992; Portfolio Manager for Ameritrust
                                                                               Company National Association from 1991 to
                                                                               1992; formerly Vice President, Fairfield
                                                                               Research Corporation.

Victory Intermediate Income   David M. Baccile      March, 1996                Portfolio Manager, Society Asset Management,
Fund                                                                           Inc., beginning in 1994; Credit Analyst and
                                                                               Fixed Income Trader for KeyCorp since 1990.

Victory Limited Term Income   Robert H. Fernald     January, 1995              Vice President and Portfolio Manager for
Fund                                                                           Society Asset Management, Inc., beginning in
                                                                               1993, and for Society National Bank since
                                                                               1992; Portfolio Manager for Ameritrust
                                                                               Company National Association from 1991-1992;
                                                                               formerly Vice President, Fairfield Research
                                                                               Corporation.


         The following schedule lists the advisory fees for each VP mutual fund that is advised by Key Advisers.

         .50               OF 1% OF AVERAGE DAILY NET ASSETS
                           Victory Limited Term Income Fund
                           Victory Financial Reserves Fund
                           Victory Fund for Income
                           Victory Government Mortgage Fund

         .65               OF 1% OF AVERAGE DAILY NET ASSETS
                           Victory Diversified Stock Fund

         .75               OF 1% OF AVERAGE DAILY NET ASSETS
                           Victory Investment Quality Bond Fund
                           Victory Intermediate Income Fund

         1%                OF AVERAGE DAILY NET ASSETS
                           Victory Value Fund
                           Victory Growth Fund
                           Victory Special Value Fund
                           Victory Special Growth Fund

         1.10%             OF AVERAGE DAILY NET ASSETS
                           Victory International Growth Fund

         Society Asset Management, Inc. serves as sub-adviser to each of these Funds. For its services under the Investment Sub-Advisory Agreement, Key Advisers pays the sub-adviser fees at rates (based on an annual percentage of average daily net assets) which vary according to the following table.

         The investment sub-advisory fees payable by Key Advisers to the sub-adviser are as follows:


For the Victory Diversified Stock Fund,                                 For the Victory International
Growth Fund and Value Fund:                                             Growth Fund and Special Value Fund:

                                       RATE OF                                       RATE OF
                                    SUB-ADVISORY                                     SUB-ADVISORY
      NET ASSETS                       FEE(1)                    NET ASSETS             FEE(1)
      ----------                       ------                    ----------             ------

Up to $10,000,000                     0.65%                  Up to $10,000,000             0.90%
Next $15,000,000                      0.50%                  Next $15,000,000              0.70%
Next $25,000,000                      0.40%                  Next $25,000,000              0.55%
Above $50,000,000                     0.35%                  Above $50,000,000             0.45%


For the Victory Investment Quality Bond                                 For the Victory Financial Reserves
Fund, Limited Term Income Fund,                                         Fund:
Government Mortgage Fund and
Intermediate Income Fund:

                                       RATE OF                                             RATE OF
                                    SUB-ADVISORY                                     SUB-ADVISORY
      NET ASSETS                       FEE(1)                     NET ASSETS               FEE(1)
      ----------                       ------                     ----------               ------

Up to $10,000,000                     0.40%                   Up to $10,000,000              0.25%
Next $15,000,000                      0.30%                   Next $15,000,000               0.20%
Next $25,000,000                      0.25%                   Next $25,000,000               0.15%
Above $50,000,000                     0.20%                   Above $50,000,000              0.125%


(1) As a percentage of average daily net assets. Note, however, that the sub-adviser has the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable for the period in which it is made and determined in advance of rendering sub-investment advisory services by the sub-adviser, and will be in writing.

                           ADMINISTRATOR OF THE FUNDS

         BISYS Fund Services Limited Partnership (d/b/a BISYS Fund Services) ("BISYS") serves as the Administrator (the "Administrator") of the Funds pursuant to an administration agreement, dated July 1, 1996, as amended December 16, 1996 (the "Administration Agreement"). The

Administrator assists in supervising all operations of each Fund (other than those performed by KMFA under the Investment Advisory Agreement), subject to the supervision of the Board of Directors.

         For the services rendered to the Funds and related expenses borne by BISYS as Administrator, each Fund pays BISYS an annual fee, computed daily and paid monthly, equal to 0.01% of the average daily net assets of each Fund, subject to a minimum charge of $12,000 per Fund per year. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds of the Company available for distribution to shareholders.

         Unless sooner terminated, the Administration Agreement is renewed automatically for one year periods unless terminated by either the Company or the Administrator on not less than 90 days' prior written notice.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         Under the Administration Agreement, the Administrator assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing office facilities necessary to carry out its duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


         Fund Accountant. BISYS Fund Services, Inc. ("BISYS, Inc.") serves as a fund accountant for each Fund pursuant to a fund accounting agreement with the Company dated July 1, 1996, as amended December 16, 1996 (the "Fund
Accounting Agreement"). As fund accountant, BISYS, Inc. calculates each Fund's net asset value, dividends and capital gain distributions, if any, and yield and total return. BISYS, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for each Fund. Under the Fund Accounting Agreement, BISYS, Inc. is entitled to receive a fee from each Fund equal to an annual rate of 0.02% of the first $100 million of average daily net assets and 0.01% of average daily net assets in excess of $100 million, subject to a minimum monthly fee of $1,666.66 per Fund.

                   EXPENSES, DISTRIBUTOR AND DISTRIBUTION PLAN

         Except as set forth above, and as set forth below, the Funds are responsible for the payment of their expenses. Such expenses include the fees payable to Key Advisers; any brokerage fees and commissions; taxes; interest; the cost of any liability insurance or fidelity bonds; costs, expenses, or losses arising out of any liability of or claim for damages or other relief asserted against the Funds for violation of any law; legal and auditing fees and expenses; the fees and certain expenses of the Custodian, Transfer Agent
BISYS Inc. and BISYS; the fees of any trade association of which the Funds are a member; the expenses of printing and mailing reports and notices to the Funds' shareholders; filing fees for the registration or qualification of Funds shares under federal or state securities laws; the fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the Commission; fees of directors who are not "interested persons" of an investment adviser to or the principal underwriter for the Funds; the costs of registering the Funds as a broker or dealer; the costs of qualifying its shares under state securities laws; the expenses of servicing shareholders and shareholder accounts not otherwise incurred by the Adviser or the Administrator; and any extraordinary expenses incurred by the Funds.

         As a result of certain regulatory restrictions imposed on banking organizations and their subsidiaries, the Company is not permitted to sell shares of the Funds directly without an independent underwriter. Accordingly, pursuant to a distribution agreement dated as of July 1, 1996, as amended December 16, 1996, (the "Distribution Agreement"), BISYS (the "Distributor") was appointed to serve as independent underwriter/distributor for the continuous offering of the shares of the Company. Under the Distribution Agreement, the Distributor is obligated to devote its best efforts to effect sales of shares of the Funds, but is not required to sell any certain number of shares. In addition, under the Distribution Agreement, the Distributor may enter into agreements with selected dealers for the distribution of shares of the Funds.

         If not earlier terminated, the Distribution Agreement will continue in effect for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a majority of those members of the Board of Directors of the Company who are not parties to the Agreement or "interested persons" of any such party (the "Disinterested Directors"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of each Fund. The Distribution Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the Disinterested Directors or by vote of a "majority of the outstanding voting securities" of such Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its "assignment".

         The Company has adopted a Distribution Plan (the "Distribution Plan") for the Funds pursuant to Rule 12b-1 under the 1940 Act. No separate payments are authorized to be made by the Funds under the Plan. Rather, the Plan provides that to the extent that any portion of the fees payable under the Shareholder Servicing Plan or any Shareholder Servicing Agreement (described below) is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid pursuant to the Plan and in accordance with Rule 12b-1.

         Rule 12b-1 generally requires that the Distribution Plan initially be approved by a vote of a majority of the Board of Directors, including those directors who are not "interested persons" of the Funds (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan must be approved at least annually in the manner described in the foregoing sentence and may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund or a majority of those directors who are not "interested persons" and who have no direct or indirect financial interest in the Distribution Plan.

         While the Distribution Plan is in effect, the selection and nomination of directors who are not "interested persons" of the Company (as defined in the 1940 Act) is committed to the discretion of the directors who are not interested persons of the Company.

         In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, Key Advisers will bear the amount of such excess, except: (i) Key Advisers shall not be required to bear such excess to an extent greater than the compensation due to Key Advisers for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) Key Advisers shall not be required to bear the expenses of the Fund to an extent which would result in the Fund's or Company's inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code. Fees imposed on customer accounts by Key Advisers, Key Trust Company of Ohio, N.A. or its correspondents, affiliated banks and other non-bank affiliates for cash management services are not fund expenses for purposes of such limitation.

                           SHAREHOLDER SERVICING PLAN

         The Company, on behalf of the Growth Fund, Moderate Growth Fund and Income and Growth Fund, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (including affiliates of the Adviser) (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares of a Fund, which services may include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to the distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries; (vii) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as reasonably requested to the extent the Shareholder Servicing Agent is permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and payable monthly, in amounts aggregating not more than 0.25% on an annual basis, of the average daily net assets of the Fund. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114 has been retained as Custodian for the Funds' investments. Key Trust Company of Ohio, N.A. also maintains certain accounting and financial records of the Funds. Key Trust Company of Ohio, N.A. is a subsidiary of KeyCorp and an affiliate of the Adviser and receives compensation from the Funds for services it performs as Custodian.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, the Fund's Transfer Agent, subcontracts the performance of all services to Boston Financial Data Services, Inc. ("BFDS"). BFDS, at Two Heritage Drive, Quincy, MA 02171, acts as dividend disbursing agent and servicing agent for the shares of the Funds and receives a fee for these services.

                             PERFORMANCE INFORMATION

         From time to time the "standardized yield," "dividend yield," "distribution return," "average annual total return" and "total return" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing a Fund's performance. A Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in a Fund is not insured; yield and total return are not guaranteed and normally fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Company of future yields or rates of return on its shares. The yield and total return of a Fund are affected by the types of investments the Fund holds, its operating expenses and other factors.

         Standardized Yields. A Fund's "yield" (referred to as "standardized yield") for a given 30-day period for the shares of the Fund is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

                                    2[(a-b+1) to the 6th power-1]
         Standardized Yield =       -----------------------------
                                                 cd
         The symbols above represent the following factors:

          a    = dividends and interest earned during the 30-day period.

          b = expenses accrued for the period (net of any expense reimbursements).

          c = the average daily number of shares of the Fund outstanding during the 30-day period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below.

         Dividend Yield and Distribution Return. From time to time a Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

                            Dividends + Number of days (accrual period) x 365
         Dividend Yield =   -------------------------------------------------
                                Max. Offering Price (last day of period)

         Total Return. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                                              ERV(1n)-1
         Average Annual Total Return =        ---------
                                                  P

         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


                                            ERV-P
         Total Return =                    -------
                                              P

         Total returns assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

         Other Performance Comparisons. From time to time, a Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks the performance of the Funds. The Lipper performance rankings are based on a total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time, a Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Funds, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each funds' three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

         From time to time, the yields and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds also may include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. A Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund also may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information concerning the Funds generally is available by calling 800-KEY-FUND.

         Advertisements and sales literature may include discussions of specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

         When comparing yield, total return and investment risk of an investment in a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury Securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds seek to offer a fixed price per share.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Pursuant to the Asset Management Agreement, Key Advisers determines, subject to the general supervision of the Directors of the Company, and in accordance with each Fund's investment objective and restrictions, which Underlying Portfolio shares or securities are to be purchased or sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker/dealer and purchases from dealers serving as market makers may include the spread between bid and asked price. At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by a Fund. While Key Advisers generally seeks competitive spreads or commissions, a Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.

         Allocation of transactions to dealers is determined by Key Advisers in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. In assessing the best overall terms available for any transaction, Key Advisers considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to Key Advisers and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

         In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Key Advisers, the Funds or other accounts over which Key Advisers exercises investment discretion. Research so received is in addition to and not in lieu of services required to be performed by Key Advisers and does not reduce the advisory fees payable to Key Advisers by the Funds. Such information may be useful to Key Advisers in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to Key Advisers in carrying out its obligations to the Funds. The Asset Management Agreement authorizes Key Advisers to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Key Advisers determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Key Advisers with respect accounts over which it exercises investment discretion.

         The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Key Advisers, Key Trust Company of Ohio, N.A. or its affiliates, BISYS, or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         Investment decisions for the Funds are made independently from those made for other funds or any other investment company or account managed by Key Advisers. Any such other investment company or account may also invest in the same securities as a particular Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund or investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Key Advisers believes to be equitable to the Fund and such other Fund or investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Key Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Funds, Key Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of Key Advisers, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, Key Advisers, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

                        PURCHASE, REDEMPTION AND PRICING

         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the close of regular trading of the NYSE ("the Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading. The NYSE is closed in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The methods of purchase and redemption of shares, and special retirement, withdrawal and exchange plans offered are fully set forth in the Prospectus. Certain additional information is provided below.

         Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under that Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

         The Company and Key Advisers reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the judgment of Key Advisers, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would potentially be adversely affected.

         The Company has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Any portion of a redemption not paid in cash may be paid in securities or other property of the relevant Fund. Shareholders receiving securities or other property upon redemption may realize a gain or loss for tax purposes and may incur additional costs (e.g. brokerage costs) as well as the inconveniences associated with disposing of such securities or other property.

         The net asset value of the shares of each Fund is normally determined at 4:00 p.m., Eastern Time, each Business Day, and each is determined by dividing the total value of all underlying mutual fund shares and securities held (both valued at current market value or by other method approved by the respective Board of the Proprietary Portfolios), and other assets, less liabilities, divided by the total number of shares then outstanding. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith by the

Board of Directors. Money market instruments are valued at market value except money market instruments having a maturity of less than 60 days which are valued at amortized cost. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.


                              FEDERAL INCOME TAXES

         The Prospectus describes generally the tax treatment of distributions by each Fund. This section of the Statement of Additional Information includes additional information concerning federal income taxes.

         Qualification as a "regulated investment company" under the Code requires, among other items, that (a) at least 90% of each Fund's annual gross income be derived from interest; payments with respect to securities loans; dividends and gains from the sale or other disposition of securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to each Fund's business of investing in such securities or currencies; (b) each Fund generally derives less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (c) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Fund intends to satisfy these qualification requirements by primarily investing in the underlying mutual funds. As a regulated investment company, each Fund will not be subject to federal income tax on its investment company taxable income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its investment company taxable income (including its net tax-exempt income) earned in each year.

         Dividends received from an underlying mutual fund are treated as ordinary income to a Fund which invests in the underlying mutual fund. Distributions from an underlying mutual fund designated as capital gain distributions are treated as long-term capital gains, regardless of how long the Fund invests in the underlying mutual fund.

         Income and dividends received by regulated investment company from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of any Fund is expected to consist of securities of foreign issuers, no Fund will be eligible to elect to "pass through" foreign tax credits to shareholders.

         Gains or losses on sales of portfolio securities by a regulated investment company generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases including where the regulated investment company acquires a put or grants a call thereon. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the regulated investment company at a market discount (generally, at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the regulated investment company held the debt obligation. Other gains or losses on the sale of securities will be short-term capital gains or losses. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually and will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. If a shareholder receives a designated capital gain distribution on a Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution thereon. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months will be disallowed to the extent of any tax-exempt interest dividends. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

         If a shareholder disposes of Fund shares with reinvestment rights within 90 days of acquiring such shares, and subsequently reacquires Fund shares or shares of another regulated investment company with a reduced or eliminated sales charge pursuant to the reinvestment rights, the sales charge incurred, if any, to acquire the disposed shares (to the extent such previous sales charges do not exceed the reduction or elimination of sales charges incurred on the subsequent acquisition) shall not be taken into account for the purpose of determining the amount of gain or loss on initial disposition. To the extent any sales charge is not taken into account, it will be treated as having been incurred in the subsequent acquisition. In addition, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         As of the printing of this Statement of Additional Information, the maximum individual tax rate applicable to ordinary income is 39% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net realized capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net realized capital gains is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income greater than $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income greater than $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000).

         Individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an individual retirement account ("IRA"), up to specified limits. Investment earnings in an IRA will be tax-deferred until withdrawn.

         The maximum annual deductible contribution to an IRA for individuals under age seventy and a half is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 (increased to $4,000 for tax years beginning after December 31, 1996) when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

         The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution is phased down and eventually eliminated.

         Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Aggregate contributions in excess of the applicable IRA contribution limit are "excess contributions." In addition, contributions made to an IRA for the year in which an individual attains the age of seventy and a half, or any year thereafter, are also excess contributions. Excess contributions are subject to a 6% excise tax penalty which is charged each year that the excess contribution remains in the IRA.

         An employer may also contribute to an individual's IRA as part of a Simplified Employee Pension Plan, known as a "SEP-IRA," established prior to January 1, 1996, or a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Participating employers may make an annual contribution to each employee through a SEP-IRA in an amount up to the lesser of 15% of such employee's earned income or $30,000, subject to certain provisions of the Code. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to his or her own IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect under the SIMPLE formula to contribute to the employee's IRA 2% of the lesser of his or her earned income or $150,000. In any case, all contributions and investment earnings will be tax-deferred until withdrawn.

         The foregoing discussion regarding IRAs is based upon the Code and federal regulations in effect as of the date of this Statement of Additional Information and summarizes only some of the important federal income tax considerations generally effecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning.

         If an option granted by a regulated investment company lapses or is terminated through a closing transaction, such as a repurchase by the regulated investment company of the option from its holder, the regulated investment company will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the regulated investment company in the closing transaction. Recognition of capital losses may be deferred if they result from a position that is part of a tax "straddle," discussed below. If securities are sold by a regulated investment company pursuant to the exercise of a call option granted by it, such regulated investment company will add the premium received to the sale price of the securities



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

delivered in determining the amount of gain or loss on the sale. If securities are purchased by the regulated investment company pursuant to the exercise of a put option granted by it, such regulated investment company will subtract the premium received from its cost basis in the securities purchased.

         Under Section 1256 of the Code, gain or loss recognized by a regulated investment company from certain financial forward, futures and options transactions is treated as 60% long-term capital gain (or loss) and 40% short-term capital gain (or loss) (the "60%/40% Rule"). Gain or loss may arise upon the exercise or lapse of such forward contracts, futures and options as well as from closing transactions. In addition, any such forward contracts, futures or options remaining unexercised at the end of the regulated investment company's taxable year are treated as sold for their then fair market value, resulting in additional gain or loss to the regulated investment company characterized in the manner described above (the "Mark-to-Market Rule"). Transactions that qualify as designated hedges are excepted from the Mark-to-Market Rule and the 60%/40% Rule. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. Conversion transactions are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future. Finally, "currency transactions" may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses.

         Offsetting positions held by a regulated investment company involving certain financial forward, futures or option contracts may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256, discussed above. If a regulated investment company were treated as entering into straddles by reason of its engaging in certain financial forward, futures or option contracts, such straddles may be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. A regulated investment company may make one or more elections with respect to mixed straddles, and, depending upon which elections are made, if any, the tax consequences of the transaction may differ. Generally, to the extent the straddle rules apply to positions established by a regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         Foreign Shareholders. Under the Code, distributions of net investment income by a regulated investment company to a non-resident alien individual, non-resident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership will be subject to a U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a regulated investment company to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens,

U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a non-resident alien individual, such distributions ordinarily will be subject to U.S. withholding tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         Other Matters. Investors should be aware that the investments to be made by a regulated investment company may involve sophisticated tax rules such as the original issue discount, subpart F income, and passive foreign investment company rules that would result in income or gain recognition by the regulated investment company without corresponding, current cash receipts. Where a regulated investment company recognizes noncash income, the regulated investment company may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

                             ADDITIONAL INFORMATION

         The Company is an open-end management investment company organized as a corporation under the laws of the State of Maryland on May 26, 1983. The Company offers shares of common stock which represent interests in one of nine separate portfolios. This SAI relates to the following Funds of the Company: Growth Fund, Moderate Growth Fund and Income and Growth Fund. Each Fund offers only one class of shares. Shares of each Fund of the Company are redeemable at the net asset value thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of shares ownership, see the Prospectus under the caption "Redeeming Shares."

         Generally, on each matter submitted to a vote of shareholders, each shareholder is entitled to one vote per share. In addition, all shares of each Fund vote as a single class; provided, however, that (i) as to any matter with respect to which a separate vote of any Fund is required by the 1940 Act or under the Maryland General Corporation law, the requirements as to a separate vote by that Fund apply in lieu of single class voting; (ii) in the event that the separate vote requirements referred to in (i) apply with respect to one or more Funds, then, subject to (iii) below, the shares of all other Funds vote as a single class; and (iv) as to any matter which does not affect the interest of a particular Fund, only the holders of shares of the one or more affected Funds are entitled to vote. And, notwithstanding any provision of the Maryland General Corporation Law requiring a greater portion than a majority of the votes entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon.

         Shares of the Funds have no subscription or preemptive rights and only such conversion or exchange privileges as the Directors may grant in their discretion. Generally, a special meeting of shareholders of the Company will be called by the Secretary upon receipt of a request in writing signed by shareholders holding not less than 25% of the common stock at the time issued and entitled to vote at such meeting.


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
                       INDEPENDENT ACCOUNTANTS AND REPORTS

         At least semi-annually, the Company will furnish the shareholders of the Funds with financial statements for the Funds. The annual financial statements of the Funds will be audited by the Company's independent accountants. The Board of Directors has selected Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 as independent accountants to audit the Funds' financial statements and review the Funds' tax returns for fiscal years ending on or after November 30, 1996.

                                     COUNSEL

         Morrison & Foerster LLP, 2000 Pennsylvania Avenue NW, Washington, D.C. 20006, serves as legal counsel to the Company.



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


                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

                              MOODY'S BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

         Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S SHORT-TERM DEBT RATINGS

         Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

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

         Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations; and issuers rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

               STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

STANDARD & POOR'S BOND RATINGS

         A Standard & Poor's rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poors does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A' has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher-rated categories.

BBB Debt rated "BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

         Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

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

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based upon current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or based on other circumstances. Ratings are graded into two group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The categories are as follows:

         Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


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